UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 7, 2006
(Date of earliest event reported)



                     COMM 2006-C7 Commercial Mortgage Trust
              ----------------------------------------------------
                         (Exact name of issuing entity)

                       German American Capital Corporation
              ----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Bank of America, National Association
              ----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      General Electric Capital Corporation
              ----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                                  CWCapital LLC
              ----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                 Deutsche Mortgage & Asset Receiving Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                   333-130390-02                    04-3310019
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(State or other jurisdiction   (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)


     60 Wall Street
    New York, New York                                          10005
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  (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                    ---------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

      On June 7, 2006, a single series of mortgage pass-through certificates, entitled Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2006-C7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of June 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the "Registrant"), Midland Loan Services, Inc. as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee. The Certificates consist of 26 classes (each, a "Class") of Certificates, ten of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates" and the "Class C Certificates" (collectively, the "Offered Certificates"); and sixteen of which classes are designated as the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class S Certificates", the "Class X Certificates", the "Class LR Certificates" and the "Class R Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 156 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,447,292,353. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between the Registrant and GACC, certain of the Mortgage Loans (the "BofA Mortgage Loans") were acquired by the Registrant from Bank of America, National Association ("BofA") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between the Registrant and BofA, certain of the Mortgage Loans (the "GECC Mortgage Loans") were acquired by the Registrant from General Electric Capital Corporation ("GECC") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between the Registrant and GECC and certain of the Mortgage Loans (the "CWCapital Mortgage Loans") were acquired by the Registrant from CWCapital Mortgage Securities III LLC ("CWCapital", and collectively with GACC, BofA and GECC, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between the Registrant, CWCapital and CWCapital LLC. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GACC, BofA, GECC and CWCapital was derived from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. ("DBS"), Banc of America Securities LLC ("BofA Securities"), J.P. Morgan Securities Inc. ("JP Morgan"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Lehman Brothers Inc. ("Lehman") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated May 26, 2006, among the Registrant, DBS, BofA Securities, JP Morgan, Merrill Lynch, and Lehman (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated May 26, 2006, among the Registrant, DBS and BofA Securities (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On June 7, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 26, 2006, supplementing the Prospectus dated May 26, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

--------------------------------------------------------------------------------
Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------------------------------------------------------------------------
(1.1)           Underwriting Agreement, dated May 26, 2006, among Deutsche
                Mortgage & Asset Receiving Corporation, Deutsche Bank Securities
                Inc., Banc of America Securities LLC, J.P. Morgan Securities
                Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                Lehman Brothers Inc.
--------------------------------------------------------------------------------
(4.1)           Pooling and Servicing Agreement, dated as of June 1, 2006, among
                Deutsche Mortgage & Asset Receiving Corporation, as depositor,
                Midland Loan Services, Inc., as master servicer, CWCapital Asset
                Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.
--------------------------------------------------------------------------------
(8.1)           Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June
                7, 2006, relating to validity and tax matters.
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(99.1)          Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between Deutsche Mortgage & Asset Receiving Corporation and
                German American Capital Corporation.
--------------------------------------------------------------------------------
(99.2)          Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between Deutsche Mortgage & Asset Receiving Corporation and Bank
                of America, National Association.
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(99.3)          Mortgage Loan Purchase Agreement, dated as of June 7, 2006, between Deutsche Mortgage & Asset Receiving Corporation and
                General Electric Capital Corporation.
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(99.4)          Mortgage Loan Purchase Agreement, dated as of June 7, 2006, among Deutsche Mortgage & Asset Receiving Corporation, CWCapital
                Mortgage Securities III LLC and CWCapital LLC.
--------------------------------------------------------------------------------
(99.5)          Primary Servicing Agreement, dated as of June 1, 2006, between
                Midland Loan Services, Inc. and CWCapital LLC.
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(99.6)          Primary Servicing Agreement, dated as of June 1, 2006, between
                Midland Loan Services, Inc. and Bank of America, National
                Association.
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                      RECEIVING CORPORATION

Date: June 21, 2006

                                   By:  /s/ John C. Griffin
                                      --------------------------------------
                                   Name:  John C. Griffin
                                   Title: Vice President

                                   By: /s/ Andrew Cherrick
                                     ---------------------------------------
                                   Name:  Andrew Cherrick
                                   Title: Vice President

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                     E

4.1             Pooling and Servicing Agreement            E

8.1             Opinion of Cadwalader, Wickersham & Taft   E
                LLP, dated as of June 7, 2006, relating
                to validity and tax matters

99.1            GACC Mortgage Loan Purchase Agreement      E

99.2            BofA Mortgage Loan Purchase Agreement      E

99.3            GECC Mortgage Loan Purchase Agreement      E

99.4            CWCapital Mortgage Loan Purchase           E
                Agreement

99.5            CWCapital LLC Primary Servicing Agreement  E

99.6            Bank of America, National Association      E
                Primary Servicing Agreement